EXHIBIT 10.31
Compensation Arrangements of Executive Officers of Flextronics International Ltd.
Note: The following summary of compensation arrangements does not include previously-reported compensation arrangements or awards granted under previously-disclosed incentive plans. Disclosures with respect to compensation for Named Executive Officers for the 2007 fiscal year will be included in the Company’s definitive proxy statement for the Company’s 2007 Annual General Meeting of Shareholders, and disclosures with respect to compensation for Named Executive Officers for the 2008 fiscal year will be included in the Company’s definitive proxy statement for the Company’s 2008 Annual General Meeting of Shareholders.
Compensation for Michael McNamara (Chief Executive Officer)
     On May 1, 2007, the Board approved an annual base salary for Mr. McNamara of $1,250,000 for fiscal 2008. In addition, Mr. McNamara will participate in the Company’s annual bonus plan and will be eligible for a bonus of up to 300% of his base salary based upon achievement of year over year quarterly and annual EPS growth targets.
Compensation for Thomas Smach (Chief Financial Officer)
     On May 1, 2007, the Board approved an annual base salary for Mr. Smach of $700,000 for fiscal 2008. In addition, Mr. Smach will participate in the Company’s annual bonus plan and will be eligible for a bonus of up to 200% of his base salary based upon achievement of year over year quarterly and annual EPS growth targets.
Compensation for Werner Widmann (Named Executive Officer)
     On April 30, 2007 and May 1, 2007, the Compensation Committee and Board approved (i) an annual base salary for Mr. Widmann of €312,500 for fiscal 2008, (ii) a special bonus for fiscal 2007 of $125,000 in recognition of fiscal 2007 performance, and (iii) a special bonus award of up to $250,000 for fiscal 2008 which only will be paid if the Company achieves certain annual operating profit growth rate targets. In addition, Mr. Widmann will participate in the Company’s annual bonus plan and will be eligible for a bonus of up to 150% of his base salary based upon achievement of year over year quarterly and annual EPS growth, revenue growth, operating profit growth and return on assets growth targets both at the Company and business unit level.
Compensation for Christopher Collier (Executive Officer)
     On April 30, 2007 and May 1, 2007, the Compensation Committee and Board approved (i) an annual base salary for Mr. Collier of $375,000 for fiscal 2008, (ii) a special bonus for fiscal 2007 of $125,000 in recognition of fiscal 2007 performance, and (iii) a special bonus award of up to $250,000 for fiscal 2008 which only will be paid if the Company achieves certain annual operating profit growth rate targets. In addition, Mr. Collier will participate in the Company’s annual bonus plan and will be eligible for a bonus of up to 150% of his base salary based upon achievement of year over year quarterly and annual EPS and revenue growth targets. Mr. Collier also will continue to participate in the Company’s three-year bonus program ending with fiscal 2009 and will be eligible for a bonus of up to $1,000,000 based upon achievement of certain EPS and revenue growth targets over the three-year period ending with fiscal 2009.

Compensation for Carrie Schiff (Executive Officer)
     On April 30, 2007 and May 1, 2007, the Compensation Committee and Board approved (i) an annual base salary for Ms. Schiff of $350,000 for fiscal 2008, (ii) a special bonus for fiscal 2007 of $125,000 in recognition of fiscal 2007 performance, and (iii) a special bonus award of up to $250,000 for fiscal 2008 which only will be paid if the Company achieves certain annual operating profit growth rate targets. In addition, Ms. Schiff will participate in the Company’s annual bonus plan and will be eligible for a bonus of up to 150% of her base salary based upon achievement of year over year quarterly and annual EPS and revenue growth targets. Ms. Schiff also will continue to participate in the Company’s three-year bonus program ending with fiscal 2009 and will be eligible for a bonus of up to $1,000,000 based upon achievement of certain EPS and revenue growth targets over the three-year period ending with fiscal 2009.